================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR (G) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                    BINGHAM FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

              Michigan                                    38-3313951
--------------------------------         ---------------------------------------
    (State of incorporation              (I.R.S. Employer Identification Number)
     or organization)

        31700 Middlebelt, Suite 125 Farmington Hills, Michigan  48334
--------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (248) 932-9656
--------------------------------------------------------------------------------
                         (Issuer's Telephone Number)


        If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /


        If this Form relates to the registration of a class of debt securities and is effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

            Title of each class               Name of each exchange on which
            to be so registered               each class is to be registered

                  None                                         N/A
                  ----                                        -----

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                       Common Stock, Without Par Value
                    -------------------------------------
                               (Title of Class)

================================================================================

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        For a description of the Common Stock of the Registrant (the "Common Stock") being registered hereunder, reference is made to the information under the heading "Description of Capital Stock" on page 42 of the Registrant's Final Prospectus, filed pursuant to Rule 424(b)(1), which shall be deemed to be incorporated by reference into the Registrant's Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on August 27, 1997, as amended (Exhibit 1 hereto). The aforementioned description is hereby incorporated by reference herein and made a part of this registration statement.

ITEM 2.  EXHIBITS.

        The following Exhibits are hereby incorporated by reference herein and made a part of this registration statement:

                (1) Registrant's Registration Statement on Form S-1, with exhibits, as filed with the Securities and Exchange Commission on August 27, 1997, as amended (Reg. No. 333-34453)

                (3.1)  Restated Articles of Incorporation of the Registrant

                (3.2) Certificate of Amendment to Articles of Incorporation of Registrant (name change)

                (3.3)  Amended and Restated Bylaws of the Registrant

                (4)    Form of Common Stock Certificate of Registrant

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                BINGHAM FINANCIAL SERVICES CORPORATION,
                                a Michigan corporation

                                By:  /s/ Jeffrey P. Jorissen
                                     -------------------------------
                                     Jeffrey P. Jorissen, President